SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-12


                          PANAMERICAN BEVERAGES, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ---------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------

     THE FOLLOWING IS THE TEXT OF A JOINT PRESS RELEASE ISSUED BY PANAMERICAN BEVERAGES, INC., COCA-COLA FEMSA, S.A. DE C.V. AND FOMENTO ECONOMIC MEXICANO, S.A., C.V., ON DECEMBER 23, 2002:

DECEMBER 23, 2002


              COCA-COLA FEMSA TO ACQUIRE PANAMCO FOR $3.6 BILLION

            PANAMCO SERIES A SHAREHOLDERS TO RECEIVE $22 PER SHARE

         -- TRANSACTION CREATES LEADING BOTTLER OF COCA-COLA PRODUCTS
                       OUTSIDE OF THE UNITED STATES --

Monterrey and Mexico City, Mexico, and Miami, FL, December 23, 2002 - Fomento Economico Mexicano, S.A. de C.V. ("FEMSA") (NYSE: FMX; BMV: FEMSA UBD; FEMSA
UB), Coca-Cola FEMSA, S.A. de C.V.("Coca-Cola FEMSA") (NYSE: KOF; BMV: KOF L) and Panamerican Beverages, Inc. ("Panamco") (NYSE: PB) today announced that Coca-Cola FEMSA has reached a definitive agreement to acquire Panamco in a transaction valued at $3.6 billion , including the assumption of $880 million in estimated net debt as of December 31, 2002. Under the terms of the transaction, holders of Panamco Class A Common Stock, excluding The Coca-Cola Company (NYSE:KO), will receive a total of $1.82 billion in cash, or $22 per share, and holders of Panamco Class B Common Stock, excluding The Coca-Cola Company, will receive a total of $247 million in cash, or $38 per share. The weighted average price is $22.87 per Panamco share. Panamco Class A shares trade on the New York Stock Exchange and have no voting rights. Panamco Class B shares do not trade on any exchange and have full voting rights. . The Coca-Cola Company will receive approximately 304 million unlisted KOF Series D Shares in exchange for its Panamco Class A, Class B and Series C shares. Based on the average closing price of the KOF ADS during the prior 20 trading days, this represents an aggregate amount of approximately $674 million or $22 per Panamco share.

The combined company, which will continue to operate under the Coca-Cola FEMSA name, will be the leading bottler of Coca-Cola products in Latin America, and the world's second-largest Coca-Cola bottler with estimated pro-forma revenues of $4.6 billion and estimated total volume of 1.9 billion unit cases. In Mexico, which accounted for approximately 70% of the combined company's pro forma EBITDA in 2001, Coca-Cola FEMSA will have a leading position in the country's soft drink market, with contiguous territories and increased scale as a result of this acquisition. Coca-Cola FEMSA will also hold leadership positions in many national and regional markets in Guatemala, Nicaragua, Costa Rica, Panama, Colombia, Venezuela, Brazil and Argentina.

Commenting on the transaction, Jose Antonio Fernandez, Chairman of the Board of FEMSA and Coca- Cola FEMSA, said, "This transaction represents a major step in the development of our strategy. For many years, we have focused on building Coca-Cola FEMSA's capabilities to create a platform for the strategic expansion of our business. Having successfully optimized our business system, developed a deep and experienced team, and strengthened the financial underpinnings of the company, we are now well prepared to take a decisive and significant next step with this transaction.

"The combination of Panamco's bottling assets with Coca-Cola FEMSA's proven operational expertise and record of generating returns that are among the highest in the industry offers important synergies and creates great potential for major productivity gains and growth opportunities that will benefit all of our shareholders, consumers, customers and outstanding employees. Moreover, through the extension of our systems and best practices to Panamco's markets, we will enhance our ability to serve retailers and consumers more effectively, allowing us to quickly capitalize on our expanded market reach," continued Mr. Fernandez.

"I would also like to highlight the continued trust and support shared between FEMSA and The Coca- Cola Company. We expect the close cooperation and excellent dialogue that we enjoy with The Coca- Cola Company to be of great benefit as Coca-Cola FEMSA moves forward with this transaction," Mr. Fernandez added.

Coca-Cola FEMSA noted that Standard & Poor's and Moody's Investors Service have carefully reviewed the transaction. Standard & Poor's has confirmed, and Coca-Cola FEMSA expects Moody's to confirm, their post-acquisition investment grade credit ratings for the company as BBB and Baa2 respectively, with a stable outlook, affirming the strength of the combined entity.

Carlos Salazar, Chief Executive Officer of Coca-Cola FEMSA commented, "There are many talented Panamco employees whose knowledge of local markets in Mexico and elsewhere will enable them to make valued contributions to the combined company. In addition, both Coca-Cola FEMSA and Panamco have a long and proud tradition of helping and supporting the communities of which we are an integral part, and together with our employees, we look forward to continuing these efforts."

Craig Jung, Chief Executive Officer of Panamco, said, "We are very pleased with this transaction. The attractive premium offered on our share price reflects the significant value that Panamco and its outstanding team can bring to the combined company, and highlights our strong commitment to maximizing value for our shareholders. We look forward to working with Coca-Cola FEMSA towards a successful completion of this transaction as quickly as possible, and we have full confidence that the combined company will be well positioned for continuing industry leadership, both within core Latin American markets, and globally."

Mr. Fernandez concluded, "We look forward to building upon the great success that we as a company have achieved up to now. Ultimately, the strength and flexibility of our combined company will enable Coca-Cola FEMSA to achieve even greater success in the key Mexican market, developing significant opportunities elsewhere in the region, and continuing to effectively enhance shareholder value."

The transaction has been approved by the Boards of Directors of both companies. However, there can be no assurances that this transaction will be completed, and consummation of this business combination is subject to several significant conditions. These conditions include the approval by the holders of a majority of Panamco's Class B shares, the approval of a majority of the holders of Panamco's Class A shares that do not own Class B shares, customary regulatory approvals, the securing of financing for the transaction, the maintenance of specified credit ratings by Coca-Cola FEMSA, and other customary closing conditions. The transaction will be financed with $2.05 billion of new indebtedness for which Coca-Cola FEMSA has obtained formal commitments from JPMorgan Chase and Morgan Stanley, an equity contribution from FEMSA of $260 million, and cash on hand. These funds will also be used to refinance approximately $464 million of Panamco's existing indebtedness. In addition, Coca-Cola FEMSA will conduct a rights offering of its Series L shares after the acquisition closes and subject to regulatory approvals in order to give the opportunity to KOF Series L shareholders to maintain their current percentage ownership.

The Coca-Cola Company and FEMSA will subscribe for their new shares at an equivalent ADS price of $22.16, which represents the average of the closing price during the prior 20 trading days. The Shareholders Rights Offer for KOF's Series L shareholders will occur at this same price.


                                     # # #


FEMSA, Coca-Cola FEMSA and Panamco will hold a conference call for the financial community at 10:30 am ET on December 23, 2002. The call can be accessed by dialing 1 800 915 4836 (U.S.) or 1 973 317 5319 (International). The slideshow that will be discussed during the call can be accessed over the Internet at www.femsa.com, www.cocacola-femsa.com.mx, and www.panamco.com. A replay of the conference call will be available immediately after the conference call and until January 10,2003 by dialing 1-800-428-6051 (U.S.) and 973-709-2089 (International), access code 272971.



FEMSA is Latin America's largest beverage company in terms of sales. Founded in 1890 and headquartered in Monterrey, Mexico, FEMSA is strategically comprised of and operates by means of the following subsidiaries: FEMSA Cerveza, which produces, distributes and exports various brands of beer such as Tecate, Carta Blanca, Superior, Sol, XX Lager, Dos Equis, and Bohemia; Coca-Cola FEMSA, the largest bottler for The Coca-Cola Co. in Mexico, which produces and distributes carbonated beverages such as Coca-Cola, Coca-Cola Light, Fanta, Sprite, and Quatro; and the Strategic Businesses Division, which groups the packaging (FEMSA Empaques), retail (FEMSA Comercio) and logistics (FEMSA Logistica) operations, whose main objective is to offer strategic competitive advantages to the beverage subsidiaries.

Coca-Cola FEMSA, S.A. de C.V. produces Coca-Cola, Sprite, Fanta, Lift and other trademark beverages of The Coca-Cola Company in the Valley of Mexico and the Southeast Territories in Mexico and in the Buenos Aires Territory in Argentina. The Company has eight bottling facilities in Mexico and one in Buenos Aires and serves more than 297,500 retailers in Mexico and 72,000 retailers in the greater Buenos Aires area. Coca-Cola FEMSA currently accounts for approximately 3.4% of Coca-Cola global sales, 25.0% of all Coca-Cola sales in Mexico and approximately 36.5% of all Coca-Cola sales in Argentina. The Coca-Cola Company owns a 30% equity interest in Coca-Cola FEMSA.


Panamco is the largest soft drink bottler in Latin America and one of the three largest bottlers of Coca- Cola products in the world. The Company produces and distributes substantially all Coca-Cola soft drink products in its franchise territories in Mexico, Brazil, Colombia, Venezuela, Costa Rica, Nicaragua, Guatemala and Panama, along with bottled water, beer and other beverages in some of these territories. Panamco is an anchor bottler of The Coca-Cola Company.


FORWARD-LOOKING STATEMENTS

This press release contains certain "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements relate to FEMSA, Coca-Cola FEMSA, Panamco, their respective businesses, the proposed combined company and the merger and are based on Coca-Cola FEMSA's and Panamco's managements current expectations. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside FEMSA's, Coca-Cola FEMSA's and Panamco's control, that could cause actual results of FEMSA, Coca-Cola FEMSA, Panamco or the combined company to differ materially from such statements. Factors that may cause or contribute to such differences include adverse changes in the prices of materials used in soft drinks and their bottling, adverse regulatory developments, deterioration in relationships with The Coca-Cola Company, the imposition of voluntary price restraints or statutory price controls by any government, increased competition in the markets for soft drinks or their bottling, more stringent environmental regulations, exchange rate fluctuations, high levels of inflation and other risks described in FEMSA's, Coca-Cola FEMSA's or Panamco's filings with and submissions to the Securities and Exchange Commission (Commission). The proposed merger, the financial condition and results of the combined company will be subject to numerous risks and contingencies, including the receipt of financing and regulatory approvals, the ability to realize synergies and successfully integrate operations. None of FEMSA, Coca-Cola FEMSA and Panamco is under any obligation, and FEMSA, Coca-Cola FEMSA and Panamco expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This press release includes unaudited pro forma financial information giving effect to the merger. However, this information is preliminary, not in accordance with generally accepted accounting principles and not necessarily indicative of historical financial position or results if the merger had occurred or of any future financial data.

This document does not constitute an offer of any securities for sale.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE BUSINESS COMBINATION TRANSACTION THAT IS THE SUBJECT OF THIS PRESS RELEASE CAREFULLY AND IN ITS ENTIRETY WHEN IT IS FILED WITH THE COMMISSION BY PANAMCO BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.
Investors and security holders may obtain a free copy of the proxy statement, when it is available, at the Internet worldwide website maintained by the Commission at http://www.sec.gov. In addition, documents filed by FEMSA, Coca-Cola FEMSA and Panamco are available at the Commission's public reference room located at 450 Fifth Street, N.W., Washington, D.C. 20594. Investors and security holders may call the Commission at 1-800-SEC-0330 for further information on the public reference room. Free copies of all of FEMSA's, Coca-Cola FEMSA's and Panamco's filings with the Commission may also be obtained by directing a request to:

FEMSA INVESTOR RELATIONS
General Anaya No. 601 Pte Col Bella Vista, Monterrey, N.L. Mexico

         Juan Fonseca /  (52) 81 83 28 62 45 / juan.fonseca@femsa.com.mx

         Alan Alanis / (52) 81 83 28 62 11 / alan.alanis@femsa.com.mx

COCA-COLA FEMSA INVESTOR RELATIONS

Guillermo Gonzalez Camarena No. 600, Col. Centro de Ciudad Santa Fe 01210, Mexico D.F., Mexico

         Alfredo Fernandez / (52) 55 5081 51 20 / afernandeze@kof.com.mx

PANAMCO INVESTOR RELATIONS
701 Waterford Way, Suite 800, Miami, FL 33126
         Laura Maydon / 305 929 0867 / lmaydon@panamcollc.com


CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of Panamco's participants in the solicitation of proxies of shareholders to approve the proposed business combination from an SEC filing under Schedule 14A to be made by Panamco prior to, or concurrently with, the filing of the preliminary proxy statement with the SEC.


Panamco Media Contact:
Matt Benson / Kara Findlay
212 687 8080

     THE FOLLOWING IS THE TEXT OF AN E-MAIL SENT BY PANAMERICAN BEVERAGES, INC. TO ITS SHAREHOLDERS ON DECEMBER 23, 2002:

I am writing to share with you some very important news regarding Panamco.

Earlier today we announced an agreement to sell Panamco to Coca-Cola FEMSA, one of the most successful and respected Coca-Cola bottlers, for $22 per Class A share, in a transaction valued at $3.6 billion.

We have attached the complete press release, dated December 23, 2002 for your review.

The new combined entity will be headquartered in Mexico City and will operate as Coca-Cola FEMSA. It will be the largest soft drink bottler in Latin America and the second largest Coca-Cola bottler in the world.

This is, of course, significant news. Therefore, I want to take a few minutes to share with you my perspective regarding why we have agreed to sell Panamco to Coca-Cola FEMSA, and why we believe our Board's decision is right for our shareholders.

     [ ] First, the sale will unlock significant value for Panamco shareholders.

          Under the terms of the agreement,

          Shareholders of Panamco Class A Common Stock will receive $22 per share in cash, representing a premium of approximately 118% vs. Friday's closing price and 111% over our six-month average price. Class A shares, which trade on the New York Stock Exchange and hold no voting rights, represent 93% of total Panamco shares outstanding.

          Shareholders of Panamco Class B Common Stock will receive $38 per share in cash. Class B shares, which are not traded on any exchange and hold full voting rights, represent 7% of total Panamco shares outstanding.

          The Coca-Cola Company, which holds 28.5 million shares of Panamco Class A Common Stock and 2.2 million shares of Panamco Class B Common Stock, will not receive any cash but instead exchange its shares for new, unlisted Coca-Cola FEMSA Series D shares - at an equivalent price of $22 per share.

          I would note that The Coca-Cola Company's exchange of Panamco shares for Coca-Cola FEMSA shares was instrumental in facilitating this process, and is an important vote of confidence in Coca-Cola FEMSA and the transaction.

          The sale Panamco's Board of Directors has approved allows Panamco shareholders to realize significant value today.

     [ ] Second, the new combined entity will be a significantly stronger Coca-Cola bottler in Mexico, where our territories are adjacent to Coca-Cola FEMSA's. As a result of this sale, the new entity will realize significant scale and will be better positioned to more profitably compete within a changing competitive landscape in Mexico.

     [ ] Third, the new entity will have a financial structure that will enable it to compete more effectively in the territories it serves beyond Mexico. The new combined entity will have both significant geographic reach (Mexico, Central America, Colombia, Venezuela, Brazil and Argentina) and a very manageable level of debt. Moreover, as the largest soft drink bottler in Latin America, the combined entity will have significantly increased access to capital markets and enhanced growth potential.

     [ ] Finally, the new combined entity will benefit from the best that both organizations have to offer. Coca-Cola FEMSA is well respected for its operating capabilities, and particularly for sales management, customer service, and retail execution. Combining Coca-Cola FEMSA's best practices with Panamco's local market management and knowledge will create a more effective bottling organization in every market in which Panamco operates today.

The transaction has been approved by the Board of Directors of both companies and is expected to close in the first half of 2003. However, there can be no assurances that this transaction will be completed and the consummation of this business combination is subject to several significant conditions. These conditions include the approval by the holders of a majority of Panamco's Class B shares, the approval of a majority of the holders of Panamco's Class A shares that do not own Class B shares, customary regulatory approvals, the securing of financing for the transaction, the maintenance of specified credit ratings by Coca-Cola FEMSA, and other customary closing conditions.

I would like to reinforce that Panamco's Senior Leadership Team is committed to working with Coca-Cola FEMSA to facilitate integration of operations and a smooth transition over the next several months, and we will continue to manage the business day-to-day to maximize results.

As we move forward, we will communicate with you frequently, and keep you informed. As always, Annette Franqui, our CFO and Laura Maydon, our Investor Relations manager, will be available to answer your questions.

Panamco has created a legacy of which we are proud. I want to thank each of you - as shareholders - for your support in building that legacy.


Best regards,




Craig D. Jung
President and Chief Executive Officer


Investors and security holders are urged to read the proxy statement regarding the business combination transaction referred to in the foregoing information, when it becomes available, because it will contain important information. The proxy statement will be filed with the Securities and Exchange Commission by Panamerican Beverages, Inc. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed by Panamerican Beverages, Inc. with the SEC at the SEC's website at www.sec.gov. The proxy statement (when it is available) and these other documents may also be obtained free from Panamerican Beverages, Inc. by directing a request to Laura I. Maydon (lmaydon@panamcollc.com).

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of Panamerican Beverages, Inc. participants in the solicitation of proxies of shareholders to approve the proposed business combination from an SEC filing under Schedule 14A to be made by Panamerican Beverages, Inc., prior to, or concurrently with, the filing of the preliminary proxy statement with the SEC.

     THE FOLLOWING IS THE TEXT OF AN E-MAIL SENT BY PANAMERICAN BEVERAGES, INC. TO ITS PARTNERS, BANKS, AND MINORITY SHAREHOLDERS ON DECEMBER 23, 2002:

I am writing to share some very important news regarding Panamco.

Earlier today, Panamco's Board of Directors announced an agreement to sell Panamco to Coca-Cola FEMSA in a transaction valued at $3.6 billion.

This news was made public in a press release forwarded to the market earlier today (attached).

The new combined entity will be headquartered in Mexico City and will operate as Coca-Cola FEMSA. It will be the largest soft drink bottler in Latin America and the second largest Coca-Cola bottler in the world.

This is, of course, significant news. Therefore, I want to take a few minutes to share my perspective regarding why we have agreed to sell Panamco to Coca-Cola FEMSA, and why we believe our Board's decision is right - for our employees, our customers, our business partners, the communities in which we operate, and our shareholders.

         [ ] First, the new combined entity will be a significantly stronger Coca-Cola bottler in Mexico, where our territories are adjacent to Coca-Cola FEMSA's. As a result of this transaction, the new entity will realize significant scale and will be better positioned to more profitably compete within a changing competitive landscape in Mexico.

         [ ] Second, the new entity will have a financial structure that will enable it to compete more effectively in the territories it serves beyond Mexico. The simple reality is that Panamco, today, has both a significant amount of debt and a portfolio that includes higher risk countries like Venezuela and Brazil. On the other hand, Coca-Cola FEMSA today has virtually no debt and operations that are concentrated in Mexico. The new combined entity will have both significant geographic reach (Mexico, Central America, Colombia, Venezuela, Brazil, Argentina) and a very manageable level of debt.

         [ ] Third, the new combined entity will benefit from the best that both organizations have to offer. Coca-Cola FEMSA is well respected for its operating capabilities, and particularly for sales management, customer service, and retail execution. Combining Coca-Cola FEMSA's best practices with Panamco's local market management and knowledge will create a more effective bottling organization in every market in which Panamco operates today.

         [ ] Finally, the sale will unlock significant value for Panamco shareholders. The 118% premium vs. Friday's closing price and the 111% premium offered to Class A shareholders over our six-month average share price reflects a significant value that shareholders can realize today.

While we expect the transaction with Coca-Cola FEMSA to be completed during the second quarter of 2003, there remains a possibility that the transaction could still not happen.

I also want to reinforce that our decision to sell Panamco to Coca-Cola FEMSA should have no (and I underscore no) immediate impact on our business relationships or the conduct of our day-to-day business, and we believe it will have no immediate impact on our contractual relationships.

Over the coming weeks, teams from Panamco and Coca-Cola FEMSA will meet to develop complete business integration plans. I fully expect that you may be called on to assist with the integration teams and to meet representatives from Coca-Cola FEMSA.

I would also like to emphasize that, while a change in Panamco's ownership may create questions and potentially some anxiety on your part, we are committed to ensuring that all of our business partners are treated fairly and with the full dignity and respect they have earned over the years.

Until the close of the transaction, we ask for your full support in continuing to execute our day-to-day business consistent with Panamco's annual operating plan for 2003 - and with the same level of integrity, pride, and professionalism that has marked our relationship.

As we move forward, we will communicate with you frequently, and keep you informed.

With your help, Panamco has created a legacy of which we can all be proud. I want to thank you for your effort in building that legacy.

I also ask that you look forward and recognize that in the future, our company will be part of a new entity that will be significantly stronger and in need of great partners like you.

Best regards,



Craig D. Jung
President and Chief Executive Officer


Investors and security holders are urged to read the proxy statement regarding the business combination transaction referred to in the foregoing information, when it becomes available, because it will contain important information. The proxy statement will be filed with the Securities and Exchange Commission by Panamerican Beverages, Inc. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed by Panamerican Beverages, Inc. with the SEC at the SEC's website at www.sec.gov. The proxy statement (when it is available) and these other documents may also be obtained free from Panamerican Beverages, Inc. by directing a request to Laura I. Maydon (lmaydon@panamcollc.com).

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of Panamerican Beverages, Inc. participants in the solicitation of proxies of shareholders to approve the proposed business combination from an SEC filing under Schedule 14A to be made by Panamerican Beverage, Inc., prior to, or concurrently with, the filing of the preliminary proxy statement with the SEC.

     THE FOLLOWING IS THE TEXT OF AN E-MAIL SENT BY PANAMERICAN BEVERAGES, INC. TO ITS SUPPLIERS ON DECEMBER 23, 2002:

I am writing to share some very important news regarding Panamco.

Earlier today, Panamco's Board of Directors announced an agreement to sell Panamco to Coca-Cola FEMSA in a transaction valued at $3.6 billion.

This news was made public in a press release issued to the market earlier today (attached).

The new combined entity will be headquartered in Mexico City and will operate as Coca-Cola FEMSA. It will be the largest soft drink bottler in Latin America and the second largest Coca-Cola bottler in the world.

This is, of course, significant news. Therefore, I want to take a few minutes to share my perspective regarding why we have agreed to sell Panamco to Coca-Cola FEMSA, and why we believe our Board's decision is right - for our employees, our customers, our business partners, the communities in which we operate, and our shareholders.

         [ ] First, the new combined entity will be a significantly stronger Coca-Cola bottler in Mexico, where our territories are adjacent to Coca-Cola FEMSA's. As a result of this transaction, the new entity will realize significant scale and will be better positioned to compete within a changing competitive landscape in Mexico.

         [ ] Second, the new entity will have a financial structure that will enable it to compete more effectively in the territories it serves beyond Mexico. The simple reality is that Panamco, today, has both a significant amount of debt, and a portfolio that includes higher risk countries like Venezuela and Brazil. On the other hand, Coca-Cola FEMSA today has virtually no debt and operations that are concentrated in Mexico. The new combined entity will have both significant geographic reach (Mexico, Central America, Colombia, Venezuela, Brazil, Argentina) and a very manageable level of debt.

         [ ] Finally, the new combined entity will benefit from the best that both organizations have to offer. Coca-Cola FEMSA is well respected for its operating capabilities, and particularly for sales management, customer service, and retail execution. Combining Coca-Cola FEMSA's best practices with Panamco's local market management and knowledge will create a more effective bottling organization in every market in which Panamco operates today.


While we expect the transaction with Coca-Cola FEMSA to be completed during the second quarter of 2003, there remains a possibility that the transaction could still not happen. Until the close of the transaction, we ask for your full support in continuing to execute our day-to-day business consistent with Panamco's annual operating plan for 2003 - and with the same level of integrity, pride, and professionalism that has marked our relationship.

I also want to reinforce that our decision to sell Panamco to Coca-Cola FEMSA should have no (and I underscore no) immediate impact on our business relationships or the conduct of our day-to-day business, and we believe will have no immediate impact on our contractual relationships.

Over the coming weeks, teams from Panamco and Coca-Cola FEMSA will meet to develop complete business integration plans. I fully expect that you may be called on to assist with the integration teams and to meet representatives from Coca-Cola FEMSA.

I would like to emphasize that, while a change in Panamco's ownership may create questions and potentially some anxiety on your part, we are committed to ensuring that all of our business partners are treated fairly and with the full dignity and respect they have earned over the years.

As we move forward, we will communicate with you frequently, and keep you informed. In the meantime, we ask again for your full support in the day-to-day execution of our business and our partnership. With your help, Panamco has created a legacy of which we can all be proud. Thank you for your effort in building that legacy.

I also ask that you look forward and recognize that in the future, our company will be part of a new entity that will be significantly stronger and in need of great partners like you.

Best regards,



Luis Planas                               or       --------------------------
Director Procurement                               Country President


Investors and security holders are urged to read the proxy statement regarding the business combination transaction referred to in the foregoing information, when it becomes available, because it will contain important information. The proxy statement will be filed with the Securities and Exchange Commission by Panamerican Beverages, Inc. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed by Panamerican Beverages, Inc. with the SEC at the SEC's website at www.sec.gov. The proxy statement (when it is available) and these other documents may also be obtained free from Panamerican Beverages, Inc. by directing a request to Laura I. Maydon (lmaydon@panamcollc.com).

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of Panamerican Beverages, Inc. participants in the solicitation of proxies of shareholders to approve the proposed business combination from an SEC filing under Schedule 14A to be made by Panamerican Beverages Inc., prior to, or concurrently with, the filing of the preliminary proxy statement with the SEC.

     THE FOLLOWING IS THE TEXT OF AN E-MAIL SENT BY PANAMERICAN BEVERAGES, INC. TO ITS EMPLOYEES ON DECEMBER 23, 2002:

To all Panamco employees:

We would like to take this opportunity to share with you some very important news about our Company's future.

Earlier today our Board of Directors announced an agreement to combine two of the most respected Coca-Cola bottlers in the world, Panamco and Coca-Cola FEMSA, in a transaction valued at US $3.6 billion, provided certain conditions are met. The new combined entity will be headquartered in Mexico City and will operate as Coca-Cola FEMSA. It will be the largest soft drink bottler in Latin America and the second largest Coca-Cola bottler in the world. The attached press release details the transaction.

As a valued employee, we would like to share with you some perspective regarding why we have agreed to combine Panamco with Coca-Cola FEMSA, and why we believe the Board's decision is right for each one of our employees.

         [ ] First, the new combined entity will benefit from the best that both organizations have to offer. Both Panamco and Coca-Cola FEMSA are well respected for our respective operating capabilities, and particularly for sales management, customer service, and retail execution. Combining Coca-Cola FEMSA's best practices with Panamco's local market management and knowledge will create a more effective bottling organization in every market in which Panamco operates today.

         [ ] Second, the new combined entity will significantly strengthen our position as a Coca-Cola bottler, particularly in Mexico, where our territories are adjacent to Coca-Cola FEMSA's. Additionally, the new combined entity will have significant geographic reach (Mexico, Central America, Colombia, Venezuela, Brazil, and Argentina), and a more attractive financial structure, helping us to become one of the largest companies in Latin America and to more profitably compete.

         [ ] Finally, the transaction will unlock significant value for Panamco shareholders. We have great confidence in Panamco's management team and employees and we know that, over time, we would have restored our share price to a significantly higher level. However, this transaction delivers that value today.


We would like to emphasize that our decision to combine Panamco with Coca-Cola FEMSA should have no immediate impact on your job. Over the coming weeks, teams from Panamco and Coca-Cola FEMSA will meet to develop business integration plans that capitalize on the strengths of both organizations. Coca-Cola FEMSA, as part of the FEMSA family, has been frequently distinguished as one of the best places to work in Mexico. The combined company will provide an outstanding growth opportunity for the talented Panamco employees upon whose dedication, skills and experience Coca-Cola FEMSA will rely.

We also emphasize that our decision to combine Panamco with Coca-Cola FEMSA should have no impact on the conduct of our day-to-day business over the next several months. While we expect the transaction to be completed during the second quarter of 2003, there remains a possibility that the transaction could still not happen. Until the close of the transaction, we will continue to execute our day-to-day business consistent with our annual operating plan for 2003, and with the same level of integrity, pride, and professionalism that has always marked Panamco.

As we move forward, we will continue to communicate with you and keep you informed. You should also expect to hear regularly from your Country President. In the meantime, we ask that you each remain focused on the day-to-day execution of our business - and especially on serving the many customers, consumers, and communities who depend on us.

Panamco's sixty years of history in Latin America are a legacy of which we can all be proud. We want to personally thank each of you for your individual and group contribution to that effort, and we invite you to join us in looking forward to a future in which our new company becomes even stronger.

Warm personal regards,



Woods W. Staton                             Craig D. Jung
Chairman of the Board               President and Chief Executive Officer


Investors and security holders are urged to read the proxy statement regarding the business combination transaction referred to in the foregoing information, when it becomes available, because it will contain important information. The proxy statement will be filed with the Securities and Exchange Commission by Panamerican Beverages, Inc. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed by Panamerican Beverages, Inc. with the SEC at the SEC's website at www.sec.gov. The proxy statement (when it is available) and these other documents may also be obtained free from Panamerican Beverages, Inc. by directing a request to Laura I. Maydon (lmaydon@panamcollc.com).

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of Panamerican Beverages, Inc.'s participants in the solicitation of proxies of shareholders to approve the proposed business combination from an SEC filing under Schedule 14A to be made by Panamerican Beverages, Inc., prior to, or concurrently with, the filing of the preliminary proxy statement with the SEC.

THE FOLLOWING IS THE TEXT OF THE PRESENTATION FOR A CONFERENCE CALL AND WEBCAST HELD ON DECEMBER 23, 2002 WITH RESPECT TO THE ACQUISITION OF PANAMERICAN BEVERAGES, INC. BY COCA-COLA FEMSA, S.A. DE C.V.:






                                  Coca-Cola
                        Coca-Cola FEMSA, S.A. DE C.V.
                                    FEMSA

==============================================================================

                               Coca-Cola FEMSA
                             Panamco Acquisition

==============================================================================


                 Presentation for Conference Call and Webcast

                              December 23, 2002

CAUTIONARY STATEMENTS
------------------------------------------------------------------------------


FORWARD-LOOKING STATEMENTS

     This document contains certain "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements relate to Coca-Cola FEMSA, Panamco, their respective businesses, the proposed combined company and the merger and are based on Coca-Cola FEMSA's and Panamco's managements current expectations. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Coca-Cola FEMSA's and Panamco's control, that could cause actual results of Coca-Cola FEMSA, Panamco or the combined company to differ materially from such statements. Factors that may cause or contribute to such differences include adverse changes in the prices of materials used in soft drinks and their bottling, adverse regulatory developments, deterioration in relationships with The Coca-Cola Company, the imposition of voluntary price restraints or statutory price controls by any government, increased competition in the markets for soft drinks or their bottling, more stringent environmental regulations, exchange rate fluctuations, high levels of inflation and other risks described in Coca-Cola FEMSA's or Panamco's filings with and submissions to the Securities and Exchange Commission (Commission). The proposed merger, the financial condition and results of the combined company will be subject to numerous risks and contingencies, including the receipt of financing and regulatory approvals, the ability to realize synergies and successfully integrate operations. Neither Coca-Cola FEMSA nor Panamco is under any obligation, and Coca-Cola FEMSA and Panamco expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     This document does not represent an offer of any securities for sale. This presentation also includes, and representatives of Coca-Cola FEMSA from time to time may refer to, unaudited pro forma financial information giving effect to the proposed business combination. However, this information is preliminary, not in accordance with generally accepted accounting principles, and not necessarily indicative of historical financial position or results if the proposed business combination had occurred or of any future financial data.

CAUTIONARY STATEMENTS
------------------------------------------------------------------------------


ADDITIONAL INFORMATION AND WHERE TO FIND IT

   INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE BUSINESS COMBINATION TRANSACTION THAT IS THE SUBJECT OF THIS PRESS RELEASE CAREFULLY AND IN ITS ENTIRETY WHEN IT IS FILED WITH THE COMMISSION BY PANAMCO BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement, when it is available, at the Internet worldwide website maintained by the Commission at http://www.sec.gov. In addition, documents filed by FEMSA, Coca-Cola FEMSA and Panamco are available at the Commission's public reference room located at 450 Fifth Street, N.W., Washington, D.C. 20594. Investors and security holders may call the Commission at 1-800-SEC-0330 for further information on the public reference room. Free copies of all of FEMSA's, Coca-Cola FEMSA's and Panamco's filings with the Commission may also be obtained by directing a request to:

FEMSA INVESTOR RELATIONS

General Anaya No. 601 Pte Col Bella Vista, Monterrey, N.L. Mexico

     Juan Fonseca / (52) 81 83 28 62 45 / juan.fonseca@femsa.com.mx

     Alan Alanis / (52) 81 83 28 62 11 / alan.alanis@femsa.com.mx

COCA-COLA FEMSA INVESTOR RELATIONS

Guillermo Gonzalez Camarena No. 600, Col. Centro de Ciudad Santa Fe 01210, Mexico D.F., Mexico

     Alfredo Fernandez / (52) 55 5081 51 20 / afernandeze@kof.com.mx

PANAMCO INVESTOR RELATIONS

701 Waterford Way, Suite 800, Miami, FL 33126

     Laura Maydon / 305 929 0867 / lmaydon@panamcollc.com

CERTAIN INFORMATION CONCERNING PARTICIPANTS

     Investors may obtain a detailed list of names, affiliations and interests of Panamco's participants in the solicitation of proxies of shareholders to approve the proposed business combination from an SEC filing under
     Schedule 14A to be made by Panamco prior to, or concurrently with, the filing of the preliminary proxy statement with the SEC.

COCA-COLA FEMSA - PANAMCO ACQUISITION
------------------------------------------------------------------------------


------------------------------------------------------------------------------
o    Overview
------------------------------------------------------------------------------

o    Transaction Rationale

o    The Combined Company

o    Integration Plan

o    Transaction Structure

o    Valuation Metrics

o    Financial Review

o    Conclusions

TRANSACTION OVERVIEW
------------------------------------------------------------------------------


o Coca-Cola FEMSA is acquiring Panamco in a merger combination for an aggregate value of US$3.6 billion

o Total consideration for Panamco's equity will amount to US$2.7 billion, representing a weighted average price per Panamco share of US$22.87

o In addition, Coca-Cola FEMSA will assume an estimated US$880 million of existing Panamco net debt

o    The acquisition creates the world's second largest Coca-Cola bottler

o This is one of the largest cross-border acquisitions by a Latin American company

Current Operations
------------------------------------------------------------------------------


2001 Data except where noted, US$ Dollars



                      ------------------------------------
                     |             Coca-Cola              |
                     |   Coca-Cola FEMSA, S.A. DE C.V.    |
                     |               FEMSA                |
                      ------------------------------------
                                       |
                                       |
                   ------------------------------------------
                  |                                          |
 ---------------------------------     --------------------------------     -----------------------------------
|                                 |   |                                |   |          COCA-COLA FEMSA          |
|             MEXICO              |   |           ARGENTINA            |   |            CONSOLIDATED           |
|                                 |   |                                |   |                                   |
 ---------------------------------     --------------------------------     -----------------------------------
Volume (UC):                 478MM    Volume (UC):                 130MM   Volume (UC):                   608MM
Population Served:            30MM    Population Served:            11MM   Population Served:              41MM
Sales:                    $1,567MM    Sales:                      $343MM   Sales:                      $1,909MM
EBITDA:                     $493MM    EBITDA:                      $44MM   EBITDA:                       $537MM
                                                                           EBITDA LTM(1):                $527MM




                                    PANAMCO
                                       |
                                       |
           -------------------------------------------------------------------
          |                      |                      |                      |

 --------------------   --------------------   --------------------   -------------------   -------------------
|    MEXICO AND      | |                    | |                    | |                   | |    PANAMCO         |
| CENTRAL AMERICA(2) | |       BRAZIL       | |     VENEZUELA      | |     COLOMBIA      | |  CONSOLIDATED      |
|                    | |                    | |                    | |                   | |                    |
 --------------------   --------------------   --------------------   -------------------   -------------------


Volume (UC):    546MM  Volume (UC)(3): 332MM  Volume (UC)(3): 191MM  Volume (UC):   192MM  Volume (UC):  1,260MM
Population             Population             Population             Population            Population
   Served        36MM     Served        25MM     Served        25MM     Served       40MM     Served       126MM
Sales:       $1,351MM  Sales:         $420MM  Sales:         $557MM  Sales:        $385MM  Sales:       $2,713MM
EBITDA:        $315MM  EBITDA:         $32MM  EBITDA:         $99MM  EBITDA:        $81MM  EBITDA:        $530MM
                                                                                           EBITDA LTM(1): $444MM





Notes: (1)  LTM as of 30/09/2002
       (2) Panamco Central America includes: Costa Rica, Guatemala, Nicaragua and Panama (acquired in 2002) except where noted
       (3) Includes beer volumes (Brazil 72MM UC and Venezuela 4MM UC) One unit case ("UC") = 192 ounces. Case volumes shown include water

Post-Acquisition Coca-Cola FEMSA
------------------------------------------------------------------------------
The combined company will be the preeminent bottler of Coca-Cola products in Latin America

                                   o  Largest Soft Drink Operation in Mexico
                                      and Latin America
                                      -- 1.5 billion unit cases of soft drinks
                                         (1)
                                      -- 268 million unit cases of water

                                   o  Vast Geographic Footprint
                                      -- Serving 167 million consumers
                                      -- Presence in most important urban
                                         centers (Mexico City, Sao Paulo,
                                         Buenos Aires, Caracas and Bogota)
                                      -- Contiguous markets/countries
         [MAP OMITTED]
                                   o  Represents more than one third of
                                      Coca-Cola volume in Latin America

                                   o  Strong Financial Position
                                      -- $4.6 billion of Pro Forma 2001
                                         Revenue
                                      -- $1.0 billion of Pro Forma 2001 EBITDA
                                      -- Approximately 70% of Pro Forma 2001
                                         EBITDA originating in Mexico

[ ] KOF
[ ] Panamco

Note:  (1) Includes Panama

Pro Forma Ownership
------------------------------------------------------------------------------

        FEMSA                   COCA-COLA               PUBLIC

                                     Voting:    46.4%
                                     Economic:  39.6%

        Voting:         53.6%      COCA-COLA            Voting:         0.0%
        Economic:       45.7%       FEMSA               Economic:      14.7%


o FEMSA and The Coca-Cola Company will be important long-term strategic shareholders in the new company

o Coca-Cola FEMSA will be the second largest bottler in the Coca-Cola System and FEMSA's largest subsidiary

o A Shareholder Rights Offering will take place once the acquisition has closed, in order to allow KOF minority shareholders to maintain their pre-transaction ownership level

Coca-Cola FEMSA - Panamco Acquisition
------------------------------------------------------------------------------

o      Overview

------------------------------------------------------------------------------
o      Transaction Rationale
------------------------------------------------------------------------------

o      The Combined Company

o      Integration Plan

o      Transaction Structure

o      Valuation Metrics

o      Financial Review

o      Conclusions

Transaction Rationale
------------------------------------------------------------------------------

o Expanded presence in Mexico, complemented by operations in Central America and opportunities in Brazil, Argentina, Venezuela and Colombia

o Significant synergies to be realized from the integration of Mexican operations alone

o Upside potential due to replication of Coca-Cola FEMSA's track record of continuous improvements in operating performance

o Considerable strategic value of becoming the largest consolidator within the Coca-Cola system in Latin America

o Ability to rationalize operations while retaining the capacity to capture future growth opportunities

o Considerable financial strength and increased scale resulting in an improved capital markets profile

o Enhanced strength, flexibility and geographic scope to successfully confront changing competitive conditions

Mexico Makes the Case
------------------------------------------------------------------------------
The combination is especially attractive in Mexico


                                   o Coca-Cola FEMSA will have a leading
                                     position in the attractive Mexican soft
                                     drink market

                                   o In 2001, the combined Mexican volume
                                     including CSDs and water was 929MM UCs
      [MAP OF MEXICO
          OMITTED]                 o Significant synergies to be realized:
                                     -- Contiguous territories
                                     -- Overlapping structures
                                     -- Increased scale

                                   o Facilitates the deployment of strategic
                                     initiatives to face increasing competitive challenges

                                   o Opportunities exist to optimize
                                     manufacturing and logistics operations


  [  ] KOF
  [  ] Panamco
   o   CSD Bottling Plant

Synergies
------------------------------------------------------------------------------

o Significant synergies are expected to be achieved from the integration of operations in Mexico

     --   Manufacturing facilities
     --   Sales and distribution
     --   Corporate overhead
     --   Procurement
     --   Systems

o Expected annual savings 24 months after transaction closing of more than US$70MM

o Identified savings represent a conservative fraction of Pro Forma Revenues and EBITDA of approximately:

     --   1.6% of 2001 Pro Forma Revenues
     --   7.2% of 2001 Pro Forma

EBITDA Coca-Cola FEMSA - Panamco Acquisition
------------------------------------------------------------------------------

o    Overview

o    Transaction Rationale

------------------------------------------------------------------------------
o    The Combined Company
------------------------------------------------------------------------------

o    Integration Plan

o    Transaction Structure

o    Valuation Metrics

o    Financial Review

o    Conclusions

Combined Regional Breakdown - 2001 Data
------------------------------------------------------------------------------
The activities of the combined company will continue to be anchored in Mexico, complemented by operations in Central America and opportunities in other territories


    Total Volume[1][2]            Revenues [2]               EBITDA[2]
 ------------------------  ------------------------   ------------------------
   1.9 Billion Unit Case      US$4.6 Billion              US$1.1 Billion


                                                        3.0%
        7.0%                        7.4%                     4.1%
 17.8%                         9.1%                  9.2%
                   54.7%   12.1%                  7.6%
10.2%                        8.3%                                        76.1%

   10.3%                                 63.1%


[  ] Mexico &   [  ] Columbia   [  ] Venezuela   [  ] Brazil   [  ] Argentina
     Central
     America[3]


Notes:  (1) Includes CSD, beer, water and other products
        (2) Based on Coca-Cola FEMSA's and Panamco's 2001 annual reports
        (3) Includes Panama

Peer Comparison
------------------------------------------------------------------------------


                                          Pro-Forma
                        Coca-Cola         Coca-Cola     Coca-Cola     Coca-Cola
Bottler                 Enterprises       FEMSA           HBC          Amatil
-------------------------------------------------------------------------------
Region                  U.S., Canada      Latin         Eurasia        Asia and
                        and W. Europe     America                      Australia

MM Total UC (1)            4,200           1,868(1)       1,086          595
Global KO Volume(2)        23.6%           10.5%          6.1%           3.3%
2001 EBITDA               $1,954          $1,036(3)       $448           $296
LTM EBITDA(4)             $2,322            $971          $517           $295
KO Ownership               38%              40%(5)        24%             35%



                           Public Coca-Cola Bottlers
                              LTM EBITDA US$MM(4)



    2,322   971         527     517     444     332     295     213     118


                                [BAR GRAPHS OMITTED]


    CCE     KOF Pro     KOF     HBC  Panamco    Arca  Amatil(6) Contal  Andina


Notes:    (1) Includes non-Coca-Cola TM products
          (2) Percentage of KO's 2001 total worldwide volume of 17.8bn UCs as disclosed in its 2001 annual report
          (3) Pro Forma
          (4) LTM as of 30/09/2002
          (5) KO will have a pro forma 46.4% voting interest and a 39.6% economic interest
          (6) LTM as of 28/6/2002 (only half-year results reported)

Magnitude of Combined Company
------------------------------------------------------------------------------
2001 Data[1]


           Volume                [arrow]       1.9 Billion Total Unit Cases
                                               = approx. 29 million liters per
                                               day

           Revenues              [arrow]       US$4.6 Billion

           EBITDA                [arrow]       US$1.0 Billion

           Population Served     [arrow]       167 Million

           Retailers             [arrow]       1.4 Million Points of Sale


Note:  (1) Pro Forma.

Coca-Cola FEMSA - Panamco Acquisition
------------------------------------------------------------------------------


o    Overview

o    Transaction Rationale

o    The Combined Company

------------------------------------------------------------------------------
o    Integration Plan
------------------------------------------------------------------------------

o    Transaction Structure

o    Valuation Metrics

o    Financial Review

o    Conclusions

Integration Approach
------------------------------------------------------------------------------
We have defined the success of the post merger integration program by the achievement of three objectives:

o    ONE COMPANY WITH OPERATIONS IN NINE COUNTRIES:

     -- After the integration, it is expected that Coca-Cola FEMSA will have a seamless organization with unified systems, processes and culture. This will emerge from the shared vision of being the best bottler in the world

     -- Special consideration will be given to a rapid combination of the Mexican operations

o    EXECUTE THE RIGHT LOCAL STRATEGY:

     -- Rather than pursuing a single approach across all markets, the reality of each market will dictate the strategies, competitive tools and management capabilities required for each country

o    REPLICATE CORE COMPETENCIES TO LEVERAGE OUR SIZE:

     -- To ensure this replication, our integration process will be functionally oriented



------------------------------------------------------------------------------
                          DEDICATED INTEGRATION TEAM
                          --------------------------

     o There will be a dedicated team for integration purposes comprised of key executive talent from KOF and PB that will report directly to the CEO of Coca-Cola FEMSA

     o It is very important for Coca-Cola FEMSA to retain and develop the best pool of talent that both operations bring to the transaction
------------------------------------------------------------------------------

Integration Priorities
------------------------------------------------------------------------------
For critical areas in the success of the combination, preliminary directional strategies have been defined


                         o Top priority given its contribution to combined
                           EBITDA (more than 70%)
      MEXICO             o Implement unified counter-competitive strategies
                         o Integrate KOF's Mexico and Panamco's back office
                         o Realize manufacturing and procurement synergies
                         o Implement best practices in sales and distribution


                         o Implement short-term counter-competitive measures
                         o Define a comprehensive commercial strategy to
     VENEZUELA             respond to adverse market conditions
                         o Immediately rationalize cost structure where
                           possible to avoid unnecessary cash leakage


                         o Conduct in-depth diagnosis of Brazilian operations
      BRAZIL               for opportunities in:
                                 -- packaging strategy
                                 -- sales and distribution structure
                                 -- channel structure


                         o Alignment of KOF corporate functions for an
 CORPORATE FUNCTION        expanded international model to ensure that the
                           corporate function drives the integration process and overall company strategy

Coca-Cola FEMSA - Panamco Acquisition
------------------------------------------------------------------------------

o    Overview

o    Transaction Rationale

o    The Combined Company

o    Integration Plan

------------------------------------------------------------------------------
o    Transaction Structure
------------------------------------------------------------------------------

o    Valuation Metrics

o    Financial Review

o    Conclusions

Terms of Acquisition Proposal
------------------------------------------------------------------------------


o Holders of Panamco Class A (non-voting) shares, excluding The Coca-Cola Company, will receive cash consideration of US$22.00 per share, representing a premium of 62.5% over the average price of such shares during the past 52 weeks

o Holders of Panamco Series B (voting) shares, excluding The Coca-Cola Company, will receive cash consideration of US$38.00 per share

o The Coca-Cola Company will receive approximately 304 million unlisted KOF Series D Shares in exchange for its Panamco Class A, Class B and Series C shares. Based on the average closing price of the KOF ADS during the prior 20 trading days, this represents an aggregate amount of approximately $674 million or $22.00 per Panamco share

o Coca-Cola FEMSA has secured financing for this transaction in the amount of US$2.05 billion from JPMorgan Chase and Morgan Stanley

o FEMSA will subscribe US$260 million of new KOF B shares as part of the funding for this transaction at a price per share of US$2.216

o Standard & Poor's has confirmed, and Coca-Cola FEMSA expects that Moody's will also confirm their post-acquisition investment grade credit ratings for the company as BBB and Baa2 respectively, with a stable outlook, affirming the strength of the combined entity

Shareholder Rights Offering
------------------------------------------------------------------------------


o The Board of Directors of Coca-Cola FEMSA approved a Shareholder Rights Offering of the L Shares in order to allow KOF public shareholders to maintain their pre-acquisition ownership level

o Will provide public shareholders an opportunity to subscribe for KOF L shares at the price at which FEMSA and The Coca-Cola Company are subscribing for Coca-Cola FEMSA shares in this transaction

o Maximum capital to be raised assuming full subscription would be US$ 219 million(1)

o Full subscription would take the level of public float to the pre-transaction level of 19%

o The rights offering will take place after the transaction is closed, once registration procedures are completed.


     Note: (1) assuming a subscription price of US$ 22.16 per KOF ADR.

         This document does not constitute an offer of any securities.

Coca-Cola FEMSA - Panamco Acquisition
------------------------------------------------------------------------------


o    Overview

o    Transaction Rationale

o    The Combined Company

o    Integration Plan

o    Transaction Structure

------------------------------------------------------------------------------
o    Valuation Metrics
------------------------------------------------------------------------------

o    Financial Review

o    Conclusions

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

Valuation Metrics
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An average price of US$22.87 per Panamco share implies the following valuation multiples



o    1.4x EV / LTM Revenues

o    8.2x EV / LTM EBITDA

o    $2.89 EV per 2001 Unit Case

     --   Assumptions(1):

          o    Panamco Shares Outstanding                   119.7MM
          o    Market Value of Equity @ $22.87/share    US$ 2,737MM
          o    Net Debt (est. as of 12/31/02)           US$   880MM
          o    Minority Interest                        US$    24MM
          o    Enterprise Value                         US$ 3,641MM

          o    LTM Revenues(2)(3)                       US$ 2,566MM
          o    LTM EBITDA(2)(3)                         US$   444MM
          o    2001 Volume(3)                               1,260MM Unit Cases


Notes:    (1) All assumptions include recent acquisition in Panama and figures as of September 30, 2002.
          (2) LTM as of 30/09/2002
          (3) Includes Panama pro-forma

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


Coca-Cola FEMSA - Panamco Acquisition
------------------------------------------------------------------------------


o      Overview

o      Transaction Rationale

o      The Combined Company

o      Integration Plan

o      Transaction Structure

o      Valuation Metrics

------------------------------------------------------------------------------
o      Financial Review
------------------------------------------------------------------------------

o      Conclusions

Pro Forma Balance Sheet Data
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                                               Pro Former KOF(1)
                                       -------------------------------
Balance Sheet                                     (US$MM)
(As of September 30, 2002)

Cash & Equivalents                                   174(2)

Other Current Assets                                 377

PPE                                                1,711

Goodwill                                           2,940

Other Assets                                         166

Total Assets                                       5,368

Current Liabilities                                  539

Total Debt                                         2,824(2)

Other Liabilities                                    275

Minority Interest                                     24

Shareholders' Equity                               1,706

Total Liabilities & Equity & Minority Interest     5,368


Notes: (1) As if transaction had occurred on 30/09/02
       (2) Assumes repayment of Panamco's US$150MM Notes due 2003

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


Pro Forma KOF Income Statement
------------------------------------------------------------------------------

                                        Pro Forma KOF(1)
                                ------------------------------------------
                                            (US$MM)

Income Statement

Total Revenues                          4,558                   3,060
EBITDA                                  1,036                     683
Restructuring Changes                      -                       94
EBIT                                      666                     384
Integral Cost of Financing:
-  Int. Expense                          (241)                   (112)
-  Int. Income                             29                       1
-  Other                                  222                     (71)
Other Income (Expenses)                   (20)                    (18)
EBT                                       656                     184
Taxes/Profit Sharing                     (230)                   (109)
Minority Interest                          (6)                     (3)
Net Income                                420                      72

Note:  (1) Does not include recently acquired Panama territory


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


Sources and Uses of Funds
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           USES                                       SOURCES
          ($MM)                                        ($MM)
---------------------------------------   ------------------------------------

Acquisition of PB Shares       $2,737.3   KOF Cash                      $419.5

Cash to repay 2003 notes          150.0   KOF B Shares subscribed by     260.0
                                          FEMSA

Refinancing of PB Debt(1)         313.9   KOF D Shares issued to KO      673.8

Net Cost of Options Exercised      50.5   Acquisition Financing        2,050.0

Other Transaction Costs           151.6



TOTAL USES                     $3,403.3   TOTAL SOURCES               $3,403.3



Note:  (1) Including debt held at Panama level (US$10.4MM). Assumes cash proceeds from Risco sale (US$60MM) are used to pay the bridge financing (also US$60MM) assumed by Panamco for the Panama acquisition


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


Coca-Cola FEMSA - Panamco Acquisition
------------------------------------------------------------------------------


o      Overview

o      Transaction Rationale

o      The Combined Company

o      Integration Plan

o      Transaction Structure

o      Valuation Metrics

o      Financial Review

------------------------------------------------------------------------------
o      Conclusions
------------------------------------------------------------------------------

Conclusions
------------------------------------------------------------------------------


o Coca-Cola FEMSA and Panamco together are a formidable combination that will create the preeminent bottler of Coca-Cola products in Mexico and Latin America, the second largest bottler of the global Coca-Cola system and the largest one outside the United States

o This combination has considerable strength in Mexico and generates significant opportunities elsewhere in Latin America

o This transaction represents a major step forward in the creation of a powerful regional beverage platform, and demonstrates Coca-Cola FEMSA's long term commitment to the business and the region

o Coca-Cola FEMSA becomes the second largest beverage company in Latin America in terms of sales, trailing only its principal shareholder, FEMSA.



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